Exhibit 10.2

FIRST AMENDMENT TO THE CREDIT AGREEMENT

FIRST AMENDMENT TO THE CREDIT AGREEMENT (this “First Amendment”), dated as of August 31, 2004, among GENERAL MARITIME CORPORATION, a Marshall Islands corporation (the “Borrower”), the Lenders party hereto from time to time to the Credit Agreement referred to below, and NORDEA BANK FINLAND PLC, NEW YORK BRANCH, as Sole Lead Arranger, Sole Bookrunner and Administrative Agent (in such capacity, the “Administrative Agent”).  Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

W I T N E S S E T H :

WHEREAS, the Borrower, the Lenders and the Administrative Agent have entered into a Credit Agreement, dated as of July 1, 2004 (the “Credit Agreement”);

WHEREAS, the Borrower agreed to sell the Excluded Vessels (as defined below) for a total aggregate value of approximately $85.9 million;

WHEREAS, pursuant to Section 4.02(c) of the Credit Agreement, following any Collateral Disposition involving a Mortgaged Vessel (other than a Collateral Disposition constituting an Event of Loss), the Borrower is required to repay the Term Loans and reduce the Total Revolving Loan Commitment ; and

WHEREAS, subject to the terms and conditions set forth below, the parties hereto wish to amend certain provisions of the Credit Agreement as provided herein;

NOW, THEREFORE, it is agreed;

A.                                   Amendments to the Credit Agreement

1.                                       Section 1.01(b) of the Credit Agreement is hereby amended by inserting the word “Available” immediately prior to the words “Revolving Loan Commitment” each time such term appears therein.

2.                                       Section 1 of the Credit Agreement is hereby amended by inserting the following Section 1.13 at the end thereof:

“1.13 Excluded Vessels.  Upon the completion of a Vessel Exchange in respect of an Excluded Vessel pursuant to Section 9.02(i)(y)(B), (i) the Administrative Agent shall pay to the Borrower an amount equal to the funds deposited in the Cash Collateral Account related to such Excluded Vessel pursuant to Section 4.02(c)(l)(x) and (ii) the Blocked Revolving Commitment Amount shall be decreased by an amount equal to the amount by which the Blocked Revolving Commitment Amount was increased in respect of such Excluded Vessel pursuant to Section 4.02(c)(l)(y).”

3.                                       Section 4.02(a) of the Credit Agreement is hereby amended by deleting the word “Total” appearing therein and inserting “Available” in lieu thereof.

4.                                       Section 4.02(c) of the Credit Agreement is hereby amended by inserting the following sub-clause (l) immediately following the text “provided that” appearing therein:

“(l) the Borrower, at its option, shall not be required to reduce the Total Revolving Loan Commitment or repay Terms Loans upon a Collateral Disposition in respect of an Excluded Vessel (other than a Collateral Disposition constituting an Event of Loss) provided that (x) an amount equal to the principal amount of Term Loans otherwise required to be repaid by reason of such Collateral Disposition shall be deposited in the Cash Collateral Account, (y) the Blocked Revolving Loan Commitment is increased by an amount equal to the amount by which the Total Revolving Loan Commitments otherwise required to be reduced by reason of such Collateral Disposition and (z) no later than 365 days after the First Amendment Effective Date, such Excluded Vessel is replaced by an Acceptable Replacement Vessel pursuant to a Vessel Exchange, provided further that, if such Vessel Exchange does not occur within 365 days of the First Amendment Effective Date, (A) the Term Loans shall be repaid in an amount equal to the deposit made to the Cash Collateral Account pursuant to clause (x) above in respect of such Excluded Vessel and (B) the Total Revolving Loan Commitment shall be permanently reduced by an amount equal to the amount by which the Blocked Revolving Loan Commitment was increased pursuant to clause (y) above in respect of such Excluded Vessel,”.

5.                                       Section 9.02(i)(y) of the Credit Agreement is hereby amended by (i) inserting the text “(A)” immediately following the text “after any such exchange,” appearing therein and (ii) inserting the following text “or (B) if such Mortgaged Vessel is an Excluded Vessel, such Excluded Vessel is exchanged for an Acceptable Replacement Vessel pursuant to a Vessel Exchange within 365 days of the First Amendment Effective Date” immediately following the text “Acceptable Replacement Vessel pursuant to a Vessel Exchange” appearing therein.

6.                                       Section 11 of the Credit Agreement is hereby amended by inserting in the appropriate alphabetical order the following new definitions:

“Available Revolving Loan Commitment” shall mean, for each Lender, the Revolving Loan Commitment less such Lender’s pro rata share of the Blocked Revolving Loan Commitment.

“Blocked Revolving Loan Commitment” shall mean an amount which may be increased pursuant to Section 4.02(c)(l) and decreased pursuant to Section 1.13.

“Cash Collateral Account” shall mean the Account as defined in the Cash Collateral Account Agreement.

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“Cash Collateral Account Agreement” shall mean the Cash Collateral Account Agreement substantially in the form of Exhibit O hereto which has been duly executed and delivered by the Borrower and the Collateral Agent.

“First Amendment” shall mean that certain First Amendment to the Credit Agreement, dated as of August     , 2004, among the Borrower, the Lenders party thereto and the Administrative Agent.

“First Amendment Effective Date” shall have the meaning assigned thereto in the First Amendment.

“Excluded Vessels” shall mean Genmar Harriet, Genmar Transporter, Genmar Traveller and Genmar Centaur.

7.                                       The definition of “Security Documents” is hereby amended by inserting the text “, each Cash Collateral Account Agreement” immediately following the text “each Assignment of Insurances” therein.

8.                                       The Credit Agreement is hereby amended by inserting Exhibit O attached hereto thereto.

B.                                     Miscellaneous Provisions

1.                                       In order to induce the Lenders to enter into this First Amendment, the Borrower hereby represents and warrants to each of the Lenders that immediately after giving effect to this First Amendment (i) all of the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the First Amendment Effective Date (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and (ii) there exists no Default or Event of Default on the First Amendment Effective Date.

2.                                       This First Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

3.                                       This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  A complete set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

4.                                       THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

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5.                                       This First Amendment shall become effective on the date (the “First Amendment Effective Date”) when the following has occurred:

(i)                                     the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent; and

(ii)                                  the Administrative Agent shall have received from Constantine P. Georgiopoulos, New York counsel to the Borrower, an opinion addressed to the Administrative Agent, the Collateral Agent and each of the Lenders and dated the First Amendment Effective Date in form and substance satisfactory to the Administrative Agent, and covering such matters incident to this Amendment as the Administrative Agent may reasonably request.

6.                                       From and after the First Amendment Effective Date, all references in the Credit Agreement and in the other Credit Documents to the Credit Agreement shall be deemed to be referenced to the Credit Agreement as modified hereby.

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[SIGNATURE PAGES TO FOLLOW]

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SCHEDULE XI

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this First Amendment as of the date first above written.

GENERAL MARITIME CORPORATION,
as Borrower

By:	/s/ John C. Georgiopoulos
Title: Chief Administrative Officer

NORDEA BANK FINLAND PLC, NEW YORK BRANCH, as Administrative Agent and as Collateral Agent

By:	/s/ Christer Svardh
Title: Vice President

By:	/s/ Gerald E. Chelius, Jr.
Title: SVP Credit

NORDEA BANK NORGE ASA, GRAND CAYMAN BRANCH, as a Lender

By:	/s/ Christer Svardh
Title: Vice President

By:	/s/ Gerald E. Chelius, Jr.
Title: SVP Credit

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS AUGUST 31, 2004, TO THE CREDIT AGREEMENT, DATED AS OF JULY 1, 2004, AMONG GENERAL MARITIME CORPORATION, VARIOUS LENDERS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Citibank, N.A.

By:	/s/ Charles R. Delamater
Title: Managing Director

NAME OF INSTITUTION:

CREDIT INDUSTRIEL ET COMMERCIAL NEW YORK BRANCH

By:	/s/ Adrienne Molloy
Title: Vice President

By:	/s/ Dora Deblasi Hyduk
Title: Vice President

NAME OF INSTITUTION:

DANISH SHIP FINANCE (DANSMARKS SKIBSKREDITFOND)

By:	/s/ Erik I. Lassen
Title: SVP

By:	/s/ Ole Staergaard
Title: VP

NAME OF INSTITUTION:

DnB NOR Bank ASA, New York Branch

By:	/s/ Barbara Gronquist
Title: Senior Vice President

By:	/s/ Nikolai Nachamkin
Title: Senior Vice President

NAME OF INSTITUTION:

DRESDNER BANK AG IN HAMBURG

By:	/s/ Barbara Sorge
Title: Assitant Director

By:	/s/ Darning Qian
Title: Assistant Manager

NAME OF INSTITUTION:

DVB BANK AG

By:	/s/ Sybren Hoesktra
Title: Senior Vice President

By:	/s/ Camila F. Policarpio
Title: Vice President

NAME OF INSTITUTION:

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND

By:	/s/ Paul Packard
Title: Head of Maritime Industries

By:	/s/ Mariam Horan
Title: Deputy Manager - Maritime Industries

NAME OF INSTITUTION:

The Governor and Company of the Bank of Scotland

By:	/s/ Russell Parker
Title: Director, Marine Finance

NAME OF INSTITUTION:

HSH Nordbank AG

By:	/s/ Uta Urbaniak
Title: Vice President

By:	/s/ Thorsten Lundius
Title: Vice President

NAME OF INSTITUTION:

Lloyds TSB Bank plc

By:	/s/ David Sumner
Title: Manager

By:	/s/ Tony Steven
Title: Manager

NAME OF INSTITUTION:

NATEXIS BANQUES POPULAIRES

By:	/s/ Antoine Saint Olive

By:	/s/ Michel Degermann
Title: Head of Shipping and Land Transportation Ficance

NAME OF INSTITUTION:

The Royal Bank of Scotland plc

By:	/s/ Jeffrey Hooker
Title: Director, Ship Finance

NAME OF INSTITUTION:

SKANDINAVISKA ENSKILDA BANKEN AB (PUBL)

By:	/s/ Scott Lewallen
Title: Head of Shipping

By:	/s/ Jonathan Pratt
Title: Executive